UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

Commission File Number 001-39223

MUSCLE MAKER, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

308 East Renfro Street, Suite 101, Burleson, Texas 76028

(Address of principal executive offices)

682-708-8250

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GRIL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events

Inability to timely file Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 due to circumstances related to COVID-19

On March 25, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued Release No 34-88465 (the “Order”) under Section 36 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) which superseded an order under Section 36 (Release No. 34-88318) of the Exchange Act, granting public companies with a 45-day extension to file certain disclosure reports that would otherwise have been due from March 1, 2020 through July 1, 2020. Among other conditions, companies must continue to convey through a current report a summary of why the relief is needed in their particular circumstances for each periodic report that is delayed. Companies that receive an extension on filing Exchange Act annual reports or quarterly reports pursuant to the Order will be considered to have a due date 45 days after the filing deadline for the report. As such, those companies will be permitted to rely on Rule 12b-25 if they are unable to file the required reports on or before the extended due date. The purpose of this Current Report on Form 8-K is to comply with these conditions under the Order.

Muscle Maker, Inc. (the “Company”) originally filed a Form 8-K regarding the coronavirus’ potential impact on its business and its ability to timely file its Form 10-K Annual Report for the period ended December 31, 2019.

As previously announced in its Form 8-K filed on March 30, 2020, the preparation of the Company’s Annual Report including financial statements and completion of the auditing process has been delayed. The Company’s restaurant system which currently consists of company operated restaurants and franchised restaurants are located throughout the United States including in areas such as California, New Jersey and New York that have been hardest hit by the COVID-19 epidemic. As a result of the COVID 19 epidemic, management’s full efforts have been focused on operating its business, evaluating available funding and working with its franchisees, vendors and employees. Further, the Company has been following the recommendations of local health authorities to minimize exposure risk for its team members for the past several weeks, including the temporary closures of its corporate offices and having team members work remotely. As such, the Company previously disclosed that its finance team will be unable to complete the preparation of the Company’s consolidated financial statements and the Form 10-K until after March 30, 2020.

These unforeseen circumstances have resulted in the Company being unable to timely file an accurate Annual Report on Form 10-K for its year-ended December 31, 2019 by the prescribed date without undue hardship and expense to the Company. Accordingly, in reliance upon the Order, the Company expects to file its Annual Report on Form 10-K no later than 45 days after the due date of filing of March 30, 2020, unless the COVID-19 circumstances do not change and cause a further delay, in which case we will file for an additional extension and amendment to this Current Report on Form 8-K. The Company will not to file its Annual Report on or prior to May 14, 2020 and will file the Form 12b-25 Notification of Late Filing providing that the Annual Report will be filed on or before the 15th calendar day following the prescribed due date.

For the same reasons, the Company will be unable to timely file its Form 10-Q Quarterly Report for the period ended March 31, 2020, which is due on May 15, 2020. The Company, in reliance upon the Order, expects that it will be able to file each of its Annual Report and Quarterly report within 45 days of the due date of each respective report.

Additional risk factor disclosure

Following is a risk factor relating to COVID-19.

Pandemics or disease outbreaks, such as the current novel coronavirus (COVID-19 virus) pandemic may disrupt our business, which could materially affect our operations and results of operations.

Pandemics or disease outbreaks such as the current novel coronavirus (COVID-19 virus) pandemic, have and may continue to impact customer traffic at our restaurants, may make it more difficult to staff our restaurants and, in more severe cases, may cause a temporary inability to obtain supplies, increase commodity costs or cause full and partial temporary closures of our affected restaurants, sometimes for prolonged periods of time. We have temporarily shifted to a “take-out, curbside pickup or delivery” only operating model across all our company and franchise restaurants, temporarily suspending sit-down dining. We and our franchisees have also implemented temporary closures, modified hours of operation or reduced on-site staff, resulting in cancelled shifts for some of our employees. COVID-19 may also materially adversely affect the timing to implement our growth plans as certain states and cities temporarily restrict business operations and implement social distancing programs. These changes and any additional changes may materially adversely affect our business or results of operations particularly if these changes are in place for a significant amount of time. In addition, our operations could be disrupted if any of our employees or employees of our business partners were or are suspected of having COVID-19 or other illnesses since this could require us or our business partners to quarantine some or all such employees or close and disinfect our restaurant facilities. If a significant percentage of our workforce or the workforce of our business partners are unable to work, including because of illness or travel or government restrictions in connection with pandemics or disease outbreaks (including the current COVID-19 pandemic), our operations and financial condition may be negatively impacted. We could also be adversely affected if government authorities impose additional restrictions on public gatherings, human interactions, operations of restaurants or mandatory closures, seek voluntary closures, restrict hours of operations or impose curfews, restrict the import or export of products or if suppliers issue mass recalls of products.

Forward-Looking Statements

Certain statements contained in this report and in our public disclosures, whether written, oral or otherwise made, relating to future events or future performance, including any discussion, express or implied regarding our anticipated growth, plans, objectives and the impact of our investments in strategic and sales building initiatives, including those relating to advertising and marketing, operations improvements, menu development and simplification, digital ordering and online sales, catering and third-party delivery on future sales, margins and earnings, and the recent COVID-19 outbreak contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words “may,” “might,” “believes,” “thinks,” “anticipates,” “plans,” “positioned,” “target,” “continue,” “expects,” “look to,” “intends” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Our actual results and timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those discussed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our quarterly reports on Form 10-Q. All forward-looking statements and the internal projections and beliefs upon which we base our expectations included in this report are made only as of the date of this report and may change. While we may elect to update forward-looking statements at some point in the future, we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUSCLE MAKER, INC.

		By:	/s/ Michael Roper
		Name:	Michael Roper
		Title:	Chief Executive Officer

Date:	May 13, 2020
Burleson, Texas